UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

GNC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35113	20-8536244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sixth Avenue

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 288-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol*	Name of each exchange on which registered*
Class A common stock, par value $0.001 per share	GNCIQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	On June 25, 2020, the New York Stock Exchange (“NYSE”) notified GNC Holdings, Inc. (the “Company”) that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of the Company upon completion of all applicable procedures. On July 1, 2020, the NYSE filed a Form 25 notifying the SEC that it intends to remove the common stock of the Company from listing and registration on the NYSE at the opening of business on July 13, 2020. Upon deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), the common stock will remain registered under Section 12(g) of the Exchange Act.

Item 1.01	Entry into Material Definitive Agreement

As previously disclosed, on June 23, 2020, GNC Holdings, Inc. and certain of its subsidiaries (collectively, the “Company”) commenced voluntary cases under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On June 25, 2020, the Bankruptcy Court entered an interim order approving the Company’s entry into (i) a Debtor-in-Possession Term Loan Credit Agreement (the “DIP Term Loan Credit Agreement”) with GLAS Trust Company, LLC, as administrative agent and collateral agent, and the lenders party thereto, and (ii) a Debtor-in-Possession Amended and Restated ABL Credit Agreement (the “DIP FILO Credit Agreement”, and together with the DIP Term Loan Credit Agreement, the “DIP Credit Agreements”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto, in each case substantially in the forms attached as Exhibit B and Exhibit C (respectively) to the Restructuring Support Agreement entered into by the Company on June 23, 2020, which was filed as Exhibit 10.1 on the Company’s Current Report on Form 8-K filed on June 24, 2020.

The terms of the DIP Credit Agreements were previously disclosed in the Company’s Current Report on Form 8-K filed on June 24, 2020, which description is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	*Restructuring Support Agreement, dated June 23, 2020 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2020).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: July 2, 2020	By:	/s/ Tricia K. Tolivar
	Name:	Tricia K. Tolivar
	Title:	Executive Vice President and Chief Financial Officer